●	Annual Meeting Location: PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York.

●	Directions: You may obtain directions to the Annual Meeting by contacting Laura E. Ulbrandt, Corporate Secretary at 1-212-460-1900.

☐

PROXY
LEUCADIA NATIONAL CORPORATION
Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders
May 15, 2012 at 10:00 A.M.

The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York on May 15, 2012 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Shareholders dated April 13, 2012, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2011 is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR ITEMS 2 AND 3 AND PURSUANT TO ITEM 4.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

LEUCADIA NATIONAL CORPORATION
May 15, 2012
Important Notice Regarding Internet Availability
of Proxy Materials for the Annual Meeting:
The 2012 Proxy Statement and the 2011 Annual Report are available at
https://materials.proxyvote.com/527288

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

† Please detach along perforated line and mail in the envelope provided. †

■ 20830303000000000000 2	051512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW,
FOR ITEMS 2 AND 3 AND PURSUANT TO ITEM 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
☒

							FOR	AGAINST	ABSTAIN
Item 1.	Election of Directors				Item 2.	A non-binding, advisory vote to approve executive compensation.	☐	☐	☐
☐	FOR ALL NOMINEES	m	Ian M. Cumming
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Paul M. Dougan Alan J. Hirschfield		Item 3.	Ratification of the selection of PricewaterhouseCoopers LLP as independent accounts of the Company for 2012.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	m m	James E. Jordan Jeffrey C. Keil		Item 4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.	☐	☐	☐
		m	Jesse Clyde Nichols, III
		m	Michael Sorkin
		m	Joseph S. Steinberg

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:		●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

LEUCADIA NATIONAL CORPORATION
May 15, 2012

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting. MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The 2012 Proxy Statement and the 2011 Annual Report are available at https://materials.proxyvote.com/527288
† Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.†

■ 20830303000000000000 2	051512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW,
FOR ITEMS 2 AND 3 AND PURSUANT TO ITEM 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
☒

							FOR	AGAINST	ABSTAIN
Item 1.	Election of Directors				Item 2.	A non-binding, advisory vote to approve executive compensation.	☐	☐	☐
☐	FOR ALL NOMINEES	m	Ian M. Cumming
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Paul M. Dougan Alan J. Hirschfield		Item 3.	Ratification of the selection of PricewaterhouseCoopers LLP as independent accounts of the Company for 2012.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	m m	James E. Jordan Jeffrey C. Keil		Item 4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.	☐	☐	☐
		m	Jesse Clyde Nichols, III
		m	Michael Sorkin
		m	Joseph S. Steinberg

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:		●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.